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PAYER'S NAME: [PAYING AGENT]
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SUBSTITUTE                    PART  I--PLEASE  PROVIDE YOUR TIN IN THE BOX AT RIGHT
                              AND CERTIFY BY SIGNING AND DATING BELOW.
                                                                                     ---------------------------
FORM W-9                                                                             Social Security Number
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE                                                                        OR

                                                                                     ---------------------------
                                                                                     Employer Identification
                                                                                              Number

                                                                                     (If awaiting TIN write
                                                                                          "Applied For")

                              ----------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER  PART II-- For Payees  Exempt  from  Backup  Withholding,  see the enclosed
IDENTIFICATION NUMBER (TIN)   Guidelines and complete as instructed therein.
AND CERTIFICATION FOR PAYEE
EXEMPT FROM BACKUP            CERTIFICATION -- Under penalties of perjury, I certify that:
WITHHOLDING                   (1)  The number shown on this form is my correct Taxpayer Identification
                                   Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a
                                   Taxpayer Identification Number to the appropriate Internal Revenue Service
                                   ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31%
                                   of all reportable payments made to me thereafter will be withheld until
                                   I provide a number), and

                              (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                              ----------------------------------------------------------------------------------
                              Certificate Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
                              Guidelines.)
                              ----------------------------------------------------------------------------------

                              Signature:                                         Date:
                                        ---------------------------------------       -------------------,------

                              Name:
                                   -----------------------------------------------------------------------------

                              Address:
                                      --------------------------------------------------------------------------

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   NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE
   TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
   IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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